UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

LMP Real Estate Income Fund Inc.
(RIT)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Real Estate Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	5

Statement of operations	6

Statements of changes in net assets	7

Statement of cash flows	8

Financial highlights	9

Notes to financial statements	10

Additional shareholder information	18

Dividend reinvestment plan	19

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On August 13, 2012, the Fund announced that ClearBridge Advisors, LLC (“ClearBridge”) has been appointed subadviser to the Fund, effective September 1, 2012. Pursuant to a new subadvisory agreement delegating to ClearBridge the investment advisory duties of the Fund’s current investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), ClearBridge will provide day-to-day portfolio management services to the Fund while LMPFA will continue to provide management and administrative services to the Fund and will supervise the Fund-related activities of ClearBridge.

It is not anticipated that this new arrangement will result in a reduction in the nature or quality of the services provided to the Fund. The current individuals providing portfolio management services will continue to manage and execute the Fund’s investment program, which remains unchanged. The overall management fee paid by the Fund for investment management services will also remain unchanged.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•      Fund prices and performance,

•      Market insights and commentaries from our portfolio managers, and

•      A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 13, 2012

LMP Real Estate Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. After a strong start, the U.S. stock market gave back a portion of its gains in the second half of the reporting period. Investor risk appetite was generally robust over the first half of the period due to some better-than-expected economic data and signs of progress in Europe. However, fears related to the European sovereign debt crisis caused the market to modestly weaken in April. The sell-off escalated in May, given renewed fears of contagion from Europe and some disappointing economic data in the U.S. The market then rallied in June, given some positive developments in the Eurozone, as well as increased expectations for a third round of quantitative easing by the Fed. All told, for the six months ended June 30, 2012, the S&P 500 Indexv returned 9.49%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended June 30, 2012, with the large-cap Russell 1000 Indexvi returning 9.38%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned 7.97% and 8.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 9.98% and 8.64%, respectively.

Performance review

For the six months ended June 30, 2012, LMP Real Estate Income Fund Inc. returned 13.81% based on its net asset value (“NAV”)xi and 16.46% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxii, returned 14.88% for the same period. The Lipper Real Estate Closed-End Funds Category Averagexiii returned 14.86% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its

LMP Real Estate Income Fund Inc.	V

NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot

as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$11.80 (NAV)	13.81%†
$10.40 (Market Price)	16.46%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*            Total returns are based on changes in NAV or market price, respectively.

†              Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2012

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

x	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
xi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Common Stocks — 85.0%
Apartments — 3.6%
Apartment Investment and Management Co., Class A Shares	63,000	$ 1,702,890
Campus Crest Communities Inc.	308,220	3,202,406	(a)
Total Apartments		4,905,296
Diversified — 14.5%
Digital Realty Trust Inc.	45,000	3,378,150	(a)
Dundee Real Estate Investment Trust	125,000	4,688,881
Entertainment Properties Trust	112,000	4,604,320	(a)
Liberty Property Trust	176,000	6,483,840	(a)
Retail Properties of America Inc., Class A Shares	37,500	364,500
Total Diversified		19,519,691
Health Care — 15.7%
HCP Inc.	119,800	5,289,170	(a)
Health Care REIT Inc.	83,000	4,838,900	(a)
OMEGA Healthcare Investors Inc.	300,000	6,750,000	(a)
Senior Housing Properties Trust	190,000	4,240,800	(a)
Total Health Care		21,118,870
Industrial — 6.2%
DCT Industrial Trust Inc.	557,830	3,514,329	(a)
First Potomac Realty Trust	410,000	4,825,700	(a)
Total Industrial		8,340,029
Lodging/Resorts — 3.0%
Hospitality Properties Trust	166,000	4,111,820	(a)
Mortgage — 5.3%
Annaly Capital Management Inc.	210,000	3,523,800
Starwood Property Trust Inc.	168,000	3,580,080
Total Mortgage		7,103,880
Office — 11.7%
BioMed Realty Trust Inc.	130,000	2,428,400	(a)
CommonWealth REIT	100,000	1,912,000	(a)
Highwoods Properties Inc.	82,000	2,759,300	(a)
Kilroy Realty Corp.	106,700	5,165,347	(a)
Mack-Cali Realty Corp.	120,000	3,488,400	(a)
Total Office		15,753,447
Regional Malls — 5.5%
Macerich Co.	125,000	7,381,250	(a)
Shopping Centers — 19.5%
Excel Trust Inc.	192,000	2,296,320	(a)
Inland Real Estate Corp.	480,000	4,022,400	(a)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	3

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Shopping Centers — continued
Kite Realty Group Trust	264,000	$ 1,317,360
Primaris Retail Real Estate Investment Trust	196,000	4,535,665	(a)
Ramco-Gershenson Properties Trust	247,620	3,112,583	(a)
Regency Centers Corp.	85,000	4,043,450	(a)
Urstadt Biddle Properties, Class A Shares	33,000	652,410
Westfield Group	650,000	6,332,743	(b)
Total Shopping Centers		26,312,931
Total Common Stocks (Cost — $87,964,414)		114,547,214

	Rate
Preferred Stocks — 37.7%
Apartments — 2.7%
Apartment Investment & Management Co.	7.000%	135,000	3,551,850
Diversified — 5.0%
Digital Realty Trust Inc., Cumulative, Series F	6.625%	70,000	1,812,300
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	68,000	1,766,640
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	3,164,067	*
Total Diversified			6,743,007
Lodging/Resorts — 11.1%
Ashford Hospitality Trust, Series E	9.000%	97,000	2,546,250	(a)
Hersha Hospitality Trust	8.000%	102,000	2,595,900
LaSalle Hotel Properties, Series H	7.500%	26,266	675,562
Pebblebrook Hotel Trust, Series A	7.875%	101,000	2,613,880
Strategic Hotels Capital Inc., Series B	8.250%	94,300	2,251,177	(a)
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	103,900	2,591,006	(a)
Sunstone Hotel Investors Inc.	8.000%	67,325	1,709,718
Total Lodging/Resorts			14,983,493
Office — 1.2%
Corporate Office Properties Trust	7.375%	65,000	1,640,600	*
Regional Malls — 3.7%
CBL & Associates Properties Inc., Series D	7.375%	60,000	1,533,000	(a)
Glimcher Realty Trust, Series G	8.125%	137,000	3,457,880
Total Regional Malls			4,990,880
Retail - Free Standing — 2.5%
National Retail Properties Inc.	6.625%	85,000	2,210,000
Realty Income Corp., Cumulative, Series F	6.625%	44,070	1,189,890
Total Retail - Free Standing			3,399,890

See Notes to Financial Statements.

4	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

LMP Real Estate Income Fund Inc.

Security	Rate		Shares	Value
Shopping Centers — 10.2%
Cedar Shopping Centers Inc., Cumulative Redeemable, Series A	8.875%		94,374	$ 2,401,818	(a)
Excel Trust Inc.	8.125%		67,000	1,700,460
Kite Realty Group Trust, Series A	8.250%		134,019	3,417,485	(a)
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%		59,900	6,261,347
Total Shopping Centers				13,781,110
Storage — 1.3%
CubeSmart, Cumulative, Series A	7.750%		66,000	1,736,460
Total Preferred Stocks (Cost — $48,810,310)				50,827,290
Convertible Preferred Stocks — 1.2%
Diversified — 1.2%
Entertainment Properties Trust, Series E (Cost — $1,713,994)	9.000%		60,000	1,638,000
Total Investments before Short-Term Investments (Cost — $138,488,718)				167,012,504

		Maturity Date	Face Amount
Short-Term Investments — 2.4%
Repurchase Agreements — 2.4%
Interest in $1,000,000,000 joint tri-party repurchase agreement dated 6/29/12 with RBS Securities Inc.; Proceeds at maturity — $3,283,044; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.280% due 7/16/12 to 1/10/25; Market value — $3,333,754) (Cost — $3,283,000)	0.160%	7/2/12	$3,283,000	3,283,000
Total Investments — 126.3% (Cost — $141,771,718#)				170,295,504
Liabilities in Excess of Other Assets — (26.3)%				(35,442,083)
Total Net Assets — 100.0%				$134,853,421

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $141,771,718)	$170,295,504
Cash	585
Dividends and interest receivable	1,727,782
Prepaid expenses	16,646
Total Assets	172,040,517

Liabilities:
Loan payable (Note 5)	37,000,000
Investment management fee payable	116,646
Interest payable (Note 5)	3,440
Accrued expenses	67,010
Total Liabilities	37,187,096
Total Net Assets	$134,853,421

Net Assets:
Par value ($0.001 par value; 11,431,201 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,431
Paid-in capital in excess of par value	131,714,607
Overdistributed net investment income	(1,423,367)
Accumulated net realized loss on investments and foreign currency transactions	(23,973,297)
Net unrealized appreciation on investments and foreign currencies	28,524,047
Total Net Assets	$134,853,421

Shares Outstanding	11,431,201

Net Asset Value	$11.80

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Dividends	$ 3,400,221
Interest	4,406
Less: Foreign taxes withheld	(42,776)
Total Investment Income	3,361,851

Expenses:
Investment management fee (Note 2)	748,445
Interest expense (Note 5)	213,380
Transfer agent fees	50,017
Audit and tax	28,741
Commitment fees (Note 5)	20,222
Shareholder reports	16,671
Legal fees	13,566
Directors’ fees	10,799
Stock exchange listing fees	10,582
Fund accounting fees	5,888
Custody fees	2,528
Insurance	2,035
Miscellaneous expenses	4,683
Total Expenses	1,127,557
Less: Fee waivers and/or expense reimbursements (Note 2)	(41,580)
Net Expenses	1,085,977
Net Investment Income	2,275,874

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	1,352,559
REIT distributions	381,938
Foreign currency transactions	(1,893)
Net Realized Gain	1,732,604
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,619,506
Foreign currencies	111
Change in Net Unrealized Appreciation (Depreciation)	12,619,617
Net Gain on Investments and Foreign Currency Transactions	14,352,221
Increase in Net Assets from Operations	$16,628,095

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 2,275,874	$ 5,132,304
Net realized gain	1,732,604	8,197,817
Change in net unrealized appreciation (depreciation)	12,619,617	(9,275,398)
Increase in Net Assets From Operations	16,628,095	4,054,723

Distributions to Shareholders From (Note 1):
Net investment income	(4,115,233)	(8,230,465)
Decrease in Net Assets From Distributions to Shareholders	(4,115,233)	(8,230,465)
Increase (Decrease) in Net Assets	12,512,862	(4,175,742)

Net Assets:
Beginning of period	122,340,559	126,516,301
End of period*	$134,853,421	$122,340,559
* Includes (overdistributed) undistributed net investment income of:	$(1,423,367)	$415,992

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 16,628,095
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(43,329,676)
Proceeds from sales of portfolio securities	42,691,204
Net purchases, sales and maturities of short-term investments	788,000
REIT distributions	2,442,261
Increase in dividends and interest receivable	(614,595)
Increase in prepaid expenses	(8,634)
Increase in investment management fee payable	3,828
Decrease in Directors’ fee payable	(337)
Decrease in interest payable	(355)
Decrease in accrued expenses	(49,466)
Net realized gain on investments and REIT distributions	(1,734,497)
Change in unrealized appreciation of investments	(12,619,506)
Net Cash Provided by Operating Activities*	4,196,322

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,115,233)
Due to custodian	(80,504)
Net Cash Used in Financing Activities	(4,195,737)
Net Increase in Cash	585
Cash at Beginning of Year	—
Cash at End of Year	$ 585
* Included in operating expenses is cash of $213,735 paid for interest on borrowings.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	9

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period[2]	$10.70	$11.07	$8.98	$6.46	$16.04	$24.53
Income (loss) from operations:
Net investment income	0.20	0.45	0.36	0.45	0.90	1.13
Net realized and unrealized gain (loss)	1.26	(0.10)	2.45	3.01	(8.10)	(7.04)
Distributions paid to taxable auction rate preferred stockholders	—	—	—	—	(0.21)	(0.46)
Total income (loss) from operations	1.46	0.35	2.81	3.46	(7.41)	(6.37)
Less distributions paid to common stock shareholders from:
Net investment income	(0.36)	(0.72)	(0.29)	(0.44)	(0.71)	(0.97)
Net realized gains	—	—	—	—	(0.48)	(1.15)
Return of capital	—	—	(0.43)	(0.50)	(0.98)	—
Total distributions	(0.36)	(0.72)	(0.72)	(0.94)	(2.17)	(2.12)

Net asset value, end of period	$11.80	$10.70	$11.07	$8.98	$6.46	$16.04

Market price, end of period	$10.40	$9.25	$10.10	$8.05	$4.79	$14.52
Total return, based on NAV[3,4]	13.81%	4.02%	33.49%	63.57%	(49.80)%	(27.44)%
Total return, based on Market Price[5]	16.46%	(1.44)%	35.86%	97.75%	(58.88)%	(25.54)%
Net assets, end of period (millions)	$135	$122	$127	$103	$73	$180
Ratios to average net assets[6]:
Gross expenses	1.74%[7]	1.85%	2.08%	2.48%	2.27%	1.55%
Net expenses[8]	1.68 [7,9,10]	1.82 [9,10]	2.08	2.42 [9,11]	2.01 [9,11]	1.17 [9,11]
Net investment income	3.51 [7]	4.13	3.57	6.76	6.83	5.18
Portfolio turnover rate	26%	23%	12%	19%	14%	13%
Auction Rate Preferred Stock[12]:
Total Amount Outstanding (000s)	—	—	—	—	—	$95,000
Asset Coverage	—	—	—	—	—	72,306%
Involuntary Liquidating Preference Per Share[13]	—	—	—	—	—	25,000
Supplemental data:
Loans Outstanding, End of Period (000s)	$37,000	$37,000	$45,000	$34,000	$27,600	—
Asset Coverage for Loan Outstanding	464%	431%	381%	402%	366%	—
Weighted Average Loan (000s)	$37,000	$43,268	$38,690	$27,499	$46,502 [14]	—
Weighted Average Interest Rate on Loans	1.14%	0.99%	1.53%	1.38%	3.43%	—

1         For the six months ended June 30, 2012 (unaudited).

2         Per share amounts have been calculated using the average shares method.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7         Annualized.

8         The impact of compensating balance arrangements, if any, was less than 0.01%.

9         Reflects fee waivers and/or expense reimbursements.

10    LMPFA has agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver commenced with LMPFA’s assumption of the primary responsibility for the day-to-day management of the Fund’s portfolio and will extend through June 30, 2014.

11    LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily managed assets from inception through July 31, 2007, 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008, and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

12    On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008, the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

13    Excludes accrued interest or accumulated undeclared distributions.

14    For the period August 26, 2008 through December 31, 2008.

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	11

North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

12	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Shopping centers	$ 19,980,188	$ 6,332,743	—	$ 26,312,931
Other common stocks	88,234,283	—	—	88,234,283
Preferred stocks:
Diversified	3,578,940	3,164,067	—	6,743,007
Lodging/resorts	10,141,310	4,842,183	—	14,983,493
Other preferred stocks	29,100,790	—	—	29,100,790
Convertible preferred stocks	1,638,000	—	—	1,638,000
Total long-term investments	$152,673,511	$14,338,993	—	$167,012,504
Short-term investments†	—	3,283,000	—	3,283,000
Total investments	$152,673,511	$17,621,993	—	$170,295,504

†  See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2012, securities valued at $6,332,743 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	13

the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage- related risks.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend

14	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	15

gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides day-to-day management of the Fund’s portfolio, as well as administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

LMPFA also agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver commenced with LMPFA’s assumption of the primary responsibility for the day-to-day management of the Fund’s portfolio and will extend through June 30, 2014.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s Managed Assets.

During the six months ended June 30, 2012, fees waived and/or expenses reimbursed amounted to $41,580.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

16	LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,329,676
Sales	42,691,204

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,345,089
Gross unrealized depreciation	(2,821,303)
Net unrealized appreciation	$28,523,786

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2012, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $75,000,000. The agreement has a six-month term but will renew every day for a six-month term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Interest expense related to the loan for the six months ended June 30, 2012 was $213,380. For the six months ended June 30, 2012, the Fund incurred a commitment fee in the amount of $20,222. For the six months ended June 30, 2012, the Fund had an average daily loan balance outstanding of $37,000,000 and the weighted average interest rate was 1.14%. At June 30, 2012, the Fund had $37,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to June 30, 2012

On May 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0600 per share, payable on July 27, 2012, August 31, 2012 and September 28, 2012 to shareholders of record on July 20, 2012, August 24, 2012 and September 21, 2012, respectively.

On August 8, 2012, the Board declared three distributions, each in the amount of $0.0600 per share, payable on October 26, 2012, November 30, 2012 and

LMP Real Estate Income Fund Inc. 2012 Semi-Annual Report	17

December 21, 2012 to shareholders of record on October 19, 2012, November 23, 2012 and December 14, 2012, respectively.

7. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $25,296,700, of which $25,170,299 expires in 2017 and $126,401 expires in 2018. These amounts will be available to offset any future taxable capital gains.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

18	LMP Real Estate Income Fund Inc.

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 27, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
William R. Hutchinson	8,732,061	300,420
Jeswald W. Salacuse	8,740,382	292,099

At June 30, 2012, in addition to William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Riordan Roett

LMP Real Estate Income Fund Inc.	19

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw

20	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-888-888-0151.

LMP Real Estate Income Fund Inc.

Directors	LMP Real Estate Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Custodian	New York, NY 10017
Jeswald W. Salacuse	State Street Bank and Trust Company
	1 Lincoln Street	New York Stock Exchange Symbol
Officers	Boston, MA 02111	RIT
R. Jay Gerken
President and Chief Executive Officer	Transfer agent
Richard F. Sennett	American Stock Transfer & Trust Company
Principal Financial Officer	59 Maiden Lane
Ted P. Becker	New York, NY 10038
Chief Compliance Officer
Vanessa A. Williams
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD02814 8/12 SR12-1707

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
LMP Real Estate Income Fund Inc.

Date:	August 23, 2012